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                                                            EXHIBIT 4

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                                  BOISE CASCADE
                           OFFICE PRODUCTS CORPORATION


                                       TO


                                U.S. BANK TRUST
                          NATIONAL ASSOCIATION, TRUSTEE



                              ------------------

                                    INDENTURE



                           DATED AS OF MARCH 31, 1998


                              ------------------






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                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

Parties.......................................................................1
Recitals of the Company.......................................................1


                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

   101.      Definitions......................................................1
             Act..............................................................2
             Affiliate........................................................2
             Attributable Debt................................................2
             Authenticating Agent.............................................3
             Board of Directors...............................................3
             Board Resolution.................................................3
             Business Day.....................................................3
             Commission.......................................................3
             Company..........................................................3
             Company Request; Company Order...................................3
             Consolidated Net Tangible Assets.................................3
             Corporate Trust Office...........................................3
             corporation......................................................4
             Defaulted Interest...............................................4
             Depository.......................................................4
             Event of Default.................................................4
             Exchange Act.....................................................4
             Expiration Date..................................................4
             Funded Debt......................................................4
             Global Security..................................................4
             Holder...........................................................4
             Indenture........................................................4
             interest.........................................................5
             Interest Payment Date............................................5
             Investment Company Act...........................................5
             Maturity.........................................................5
             Notice of Default................................................5
             Officers' Certificate............................................5
             Opinion of Counsel...............................................5
             Original Issue Discount Security.................................5
             Outstanding......................................................5
             Paying Agent.....................................................7
             Person...........................................................7

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           Place of Payment...................................................7
           Predecessor Security...............................................7
           Principal Property.................................................7
           Redemption Date....................................................7
           Redemption Price...................................................8
           Regular Record Date................................................8
           Responsible Officer................................................8
           Restricted Subsidiary..............................................8
           Secured Debt.......................................................8
           Securities.........................................................8
           Securities Act.....................................................8
           Security Register and Security Registrar...........................8
           Special Record Date................................................8
           Stated Maturity....................................................8
           Subsidiary.........................................................9
           Trust Indenture Act................................................9
           Trustee............................................................9
           U.S. Government Obligations........................................9
           Vice President.....................................................9
   102.    Compliance Certificates and Opinions...............................9
   103.    Form of Documents Delivered to Trustee............................10
   104.    Acts of Holders, Record Date......................................11
   105.    Notices, etc., to Trustee and Company.............................13
   106.    Notice to Holders; Waiver.........................................13
   107.    Conflict With Trust Indenture Act.................................14
   108.    Effect of Headings and Table of Contents..........................14
   109.    Successors and Assigns............................................14
   110.    Separability Clause...............................................14
   111.    Benefits of Indenture.............................................14
   112.    Governing Law.....................................................14
   113.    Legal Holidays....................................................14


                                   ARTICLE TWO

                                 SECURITY FORMS

   201.    Forms Generally...................................................15
   202.    Form of Face of Security..........................................15
   203.    Form of Reverse of Security.......................................17
   204.    Form of Trustee's Certificate of Authentication...................21
   205.    Form of Legend for Global Securities..............................21



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                                  ARTICLE THREE

                                 THE SECURITIES

   301.    Amount Unlimited; Issuable in Series..............................21
   302.    Denominations.....................................................24
   303.    Execution, Authentication, Delivery and Dating....................24
   304.    Temporary Securities..............................................26
   305.    Registration of Transfer and Exchange.............................26
   306.    Mutilated, Destroyed, Lost and Stolen Securities..................28
   307.    Payment of Interest; Interest Rights Preserved....................29
   308.    Persons Deemed Owners.............................................30
   309.    Cancellation......................................................30
   310.    Computation of Interest...........................................31



                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

   401.    Satisfaction and Discharge of Indenture and Securities............31
   402.    Covenant Defeasance...............................................32
   403.    Defeasance and Discharge..........................................32
   404.    Conditions to Defeasance..........................................33
   405.    Application of Trust Money; Indemnification.......................34



                                  ARTICLE FIVE

                                    REMEDIES

   501.    Events of Default.................................................35
   502.    Acceleration of Maturity; Rescission and Annulment................37
   503.    Collection of Indebtedness and Suits for Enforcement by Trustee...38
   504.    Trustee May File Proofs of Claim..................................38
   505.    Trustee May Enforce Claims Without Possession of Securities.......39
   506.    Application of Money Collected....................................39
   507.    Limitation on Suits...............................................40
   508.    Unconditional Right of Holders to Receive Principal, Premium, and
             Interest........................................................40
   509.    Restoration of Rights and Remedies................................41
   510.    Rights and Remedies Cumulative....................................41
   511.    Delay or Omission Not Waiver......................................41
   512.    Control by Holders................................................41
   513.    Waiver of Past Defaults...........................................41
   514.    Undertaking for Costs.............................................42

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   515.    Waiver of Stay or Extension Laws..............................42




                                   ARTICLE SIX

                                   THE TRUSTEE

   601.    Certain Duties and Responsibilities...........................42
   602.    Notice of Defaults............................................43
   603.    Certain Rights of Trustee.....................................43
   604.    Not Responsible for Recitals or Issuance of Securities........44
   605.    May Hold Securities...........................................44
   606.    Money Held in Trust...........................................44
   607.    Compensation and Reimbursement................................44
   608.    Conflicting Interests.........................................45
   609.    Corporate Trustee Required, Eligibility.......................45
   610.    Resignation and Removal; Appointment of Successor.............45
   611.    Acceptance of Appointment by Successor........................47
   612.    Merger, Conversion, Consolidation, or Succession to
              Business...................................................48
   613.    Preferential Collection of Claims Against Company.............48
   614.    Appointment of Authenticating Agent...........................48



                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

   701.    Company to Furnish Trustee Names and Addresses of Holders.....50
   702.    Preservation of Information; Communications to Holders........50
   703.    Reports by Trustee............................................51
   704.    Reports by Company............................................51



                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

   801.    Company May Consolidate, etc., Only on Certain Terms..........51
   802.    Successor Corporation Substituted.............................52



                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES




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   901.    Supplemental Indentures Without Consent of Holders.............54

   902.    Supplemental Indentures with Consent of Holders................54
   903.    Execution of Supplemental Indentures...........................55
   904.    Effect of Supplemental Indentures..............................55
   905.    Conformity with Trust Indenture Act............................55
   906.    Reference in Securities to Supplemental Indentures.............55



                                   ARTICLE TEN

                                    COVENANTS

   1001.   Payment of Principal, Premium, and Interest....................55
   1002.   Maintenance of Office or Agency................................56
   1005.   Money for Securities Payments to be Held in Trust..............56
   1004.   Restrictions on Secured Debt...................................57
   1005.   Restriction on Sales and Leasebacks............................59
   1006.   Statement as to Compliance.....................................60
   1007.   Corporate Existence............................................60
   1008.   Waiver of Certain Covenants....................................60



                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

   1101.   Applicability of Article.......................................61
   1102.   Election to Redeem; Notice to Trustee..........................61
   1103.   Selection of Securities to be Redeemed.........................61
   1104.   Notice of Redemption...........................................62
   1105.   Deposit of Redemption Price....................................63
   1106.   Securities Payable on Redemption Date..........................63
   1107.   Securities Redeemed in Part....................................63



                                 ARTICLE TWELVE

                                  SINKING FUNDS

   1201.   Applicability of Article.......................................64
   1202.   Satisfaction of Sinking Fund Payments with Securities..........64
   1203.   Redemption of Securities for Sinking Fund......................64



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                                    INDENTURE

         INDENTURE, dated as of March 31, 1998, between BOISE CASCADE OFFICE PRODUCTS CORPORATION, a corporation duly organized and existing under the laws of the state of Delaware (the "Company"), having its principal office at 800 W. Bryn Mawr, Itasca, IL 60143, and U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association duly organized and existing under the laws of the United States, as Trustee (the "Trustee").

RECITALS OF THE COMPANY

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes, or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as provided in this Indenture.

         All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                   ARTICLE ONE
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         101. Definitions. For all purposes of the Indenture, except as otherwise expressly provided or unless the context otherwise requires:

              (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

              (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

              (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

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              (4) unless the context otherwise requires, any reference to an
         "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture; and

              (5) the words "herein," "hereof," and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, or other subdivision.

         Certain terms used principally in Article Six are defined in that Article.

         "Act," when used with respect to any Holder, has the meaning specified in Section 104.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Attributable Debt" means, as to any particular lease under which any Person is at the time liable and at any date as of which the amount thereof is to be determined, the total net amount of rent required to be paid by such Person under such lease during the remaining primary term thereof, discounted from the respective due dates thereof to such date at the rate per annum equal to the weighted average interest rate borne by the Securities. The weighted average interest rate borne by the Securities shall be calculated by dividing the aggregate of the annual interest payments required on the Securities, based on the amount Outstanding at the latest date any Securities were issued hereunder, by the aggregate principal amount of the Securities Outstanding at such date. In the case of an Original Issue Discount Security, the amount Outstanding shall be deemed to be the entire principal thereof and the annual interest payments shall be deemed to be the product obtained by multiplying such entire principal amount by the rate of interest payable on overdue principal. The net amount of rent required to be paid under any such lease for any such period shall be the aggregate amount of rent payable by the lessee with respect to such period after excluding amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water rates, and similar charges. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.

         "Authenticating Agent" means any Person appointed by the Trustee to act on behalf of the Trustee to authenticate Securities of one or more series.

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


         "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day," when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday, and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company shall mean such successor Person.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Consolidated Net Tangible Assets" means the aggregate amount of assets (less applicable reserves and other properly deductible items) after deducting therefrom (i) all liabilities other than (a) deferred income taxes, (b) Funded Debt, and (c) shareholders' equity, and (ii) all goodwill, trade names, trademarks, patents, organization expenses, and other like intangibles, all as set forth on the most recent quarterly balance sheet of the Company and computed in accordance with generally accepted accounting principles.

         "Corporate Trust Office" means the principal office of the Trustee in New York, NY, at which at any particular time its corporate trust business shall be administered. As of the date of this Indenture, the office of the Trustee at which its corporate trust business is conducted is located at 100 Wall Street, Suite 1600, New York, New York 10005.


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         "Corporation" means a corporation, association, company, joint-stock company or business trust.

         "Defaulted Interest" has the meaning specified in Section 307.

         "Depository" means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depository for such Securities as contemplated by Section 301.

         "Event of Default" has the meaning specified in Section 501.

         "Exchange Act" means the Securities Exchange Act of 1934 and any successor statute, in each case as amended from time to time.

         "Expiration Date" has the meaning specified in Section 104.

         "Funded Debt" means (i) all indebtedness for money borrowed having a maturity of more than 12 months from the date as of which the determination is made or having a maturity of 12 months or less but by its terms being renewable or extendable beyond 12 months from such date at the option of the borrower and
(ii) rental obligations payable more than 12 months from such date under leases which are capitalized in accordance with generally accepted accounting principles (such rental obligations to be included as Funded Debt at the amount so capitalized and to be included for the purposes of the definition of Consolidated Net Tangible Assets both as an asset and as Funded Debt at the amount so capitalized).

         "Global Security" means a Security that evidences all or part of the Securities of any series and bears the legend set forth in Section 205 (or such legend as may be specified as contemplated by Section 301 for such Securities).

         "Holder" means a Person in whose name a Security is registered in the Security Register.

         "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 301.

         "interest," when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.





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         "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

         "Investment Company Act" means the Investment Company Act of 1940 and any successor statute, in each case as amended from time to time.

         "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, or otherwise.

         "Notice of Default" means a written notice of the kind specified in
Section 501(4) or 501(5).

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 1006 shall be the principal executive, financial or accounting officer of the company.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

         "Original Issue Discount Security" means any Security which by its terms provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

         "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities previously authenticated and delivered under this Indenture, except:

              (i) Securities canceled by the Trustee or delivered to the Trustee for cancellation prior to the date of determination;

              (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

              (iii) Securities as to which Defeasance has been effected pursuant to Section (402); and


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              (iv) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

         provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date,

                   (A) the principal amount of an Original Issue Discount Security which shall be deemed to be Outstanding shall be the amount of the principal which would be due and payable as of the date of such determination upon acceleration of its Maturity to such date pursuant to Section 502,

                   (B) if, as of such date, the principal amount payable at the Stated Maturity of a Security is not determinable, the principal amount of such Security which shall be deemed to be Outstanding shall be the amount as specified or determined as contemplated by Section 301(14),

                   (C) the principal amount of a Security denominated in one or more foreign currencies or currency units which shall be deemed to be Outstanding shall be the U.S. dollar equivalent, determined by the Company as of such date in the manner provided as contemplated by
         Section 301(11) of the principal amount of such Security (or in the case of a Security described in Clause (A) or (B) above, of the amount determined as provided in such Clause), and

                   (D) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to pledge such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

         "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

         "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government, or any agency or political subdivision thereof.

         "Place of Payment," when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified as contemplated by Section 301.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost, or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost, or stolen Security.

         "Principal Property" means any distribution center, warehouse or other facility owned at the date hereof or hereafter acquired by the Company or any Restricted Subsidiary of the Company which is located within the present 50 states of the United States, the gross book value (including related land and improvements thereon and all machinery and equipment included therein without deduction of any depreciation reserves) of which on the date as of which the determination is being made exceeds 1 1/2% of Consolidated Net Tangible Assets, other than (i) any property which in the opinion of the Board of Directors of the Company is not of material importance to the total business conducted by the Company as an entirety or (ii) any portion of a particular property which is similarly found not to be of material importance to the use or operation of such property.

         "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for its redemption pursuant to this Indenture.

         "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated in Section 301(5).

         "Responsible Officer," when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, any assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

         "Restricted Subsidiary" means a Subsidiary of the Company (i) substantially all the property of which is located, or substantially all the business of which is carried on, within the present 50 States of the United States of America, (ii) which owns a Principal Property, and (iii) which is not primarily engaged in the development and sale or financing of real property.

         "Secured Debt" means Debt secured by a Mortgage on any Principal Property of the Company or any Restricted Subsidiary or on any shares of stock or Debt of a Restricted Subsidiary, as set forth in Section 1004 hereof.

         "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

         "Securities Act" means the Securities Act of 1933 and any successor statute, in each case as amended from time to time.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

         "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

         "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however that in the event the Trust Indenture Act is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as amended.

         "Trustee" means the Person named as the Trustee in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

         "U.S. Government Obligations" means securities which are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case are not callable or redeemable at the option of the issuer thereof. U.S. Government Obligations shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt; provided, however, that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

         "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

         102. Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for certificates provided for in Section 1006) shall include:

              (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

              (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

              (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

              (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         103. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons may certify or give an opinion as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representation by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated into one instrument.

         104.     Acts of Holders; Record Date.

         Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) may be sometimes referred to herein as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

         The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him or her the execution thereof. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner, which the Trustee deems sufficient.

         The ownership of Securities shall be proved by the Security Register or by a certificate of the Security Registrar.

         Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by the Indenture to be given, made or taken by Holders of Securities for such series; provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2), or (iv) any direction referred to in Section 512. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company, upon written notice to the Trustee and the Holders, from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the

Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

         The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2), or (iv) any direction referred to in
Section 512, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee, upon written notice to the Company and the Holders, from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in the manner set forth in Section 105, and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

         With respect to any record date set pursuant to this Section, the Company may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no change shall be effective unless notice of the proposed new Expiration Date is given to the Trustee in writing, and to each Holder of Securities of the relevant series in the manner set forth in Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the Company shall be deemed to have initially designated the 90th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph.

         Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

         105. Notices, etc., to Trustee and Company. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

              (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
         Attention: Corporate Trust Administration, or

              (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed first-class to the Company at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company, or delivered by electronic means to the delivery address specified by the Company.

         106. Notice to Holders; Waiver. Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed first class or delivered by electronic means to each Holder affected by such event, at his or her address as it appears in the Security Register or, if by electronic means, to the delivery address specified by the Holder, not later than the latest date, if any, and not earlier than the earliest date, if any, prescribed for the giving of such notice. In any case where notice to Holders is given by mail or by electronic means, neither the failure to mail or electronically deliver such notice, nor any defect in any notice so mailed or delivered, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice given in the manner prescribed by this Indenture shall be deemed to have been given whether or not received by any particular Holder. Where this Indenture provides for notice in any manner, the Person entitled to receive such notice, either before or after the event may waive such notice in writing, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail or by electronic means, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

         107. Conflict With Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

         108. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         109. Successors and Assigns. All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

         110. Separability Clause. In case any provision in this lndenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         111. Benefits of Indenture. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         112. Governing Law. This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

         113. Legal Holidays. If any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

                                   ARTICLE TWO
                                 SECURITY FORMS

         201. Forms Generally. The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depository therefor or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

         The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

         202. Form of Face of Security. [If the Security is an Original Issue Discount Security, insert any legend required at the time of issuance by the Internal Revenue Code of 1954, as amended, or the corresponding regulations thereunder.]

BOISE CASCADE OFFICE PRODUCTS CORPORATION

 . . . . . . . . % . . . . . . . . . . . . . . . . . DUE . . . . . . . .

(Hereinafter "Securities")

No . . . . . . . . . . . . . . . .                        $ . . . . . . . . .


         BOISE CASCADE OFFICE PRODUCTS CORPORATION, a Delaware corporation (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to ____________________________ , or registered assigns, the principal sum of __________________________________Dollars on ________________.
[If the Security is to bear interest prior to Maturity, insert -, and to pay interest thereon from ___________________________________ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on__________________ and __________________ in each year, commencing___________________________________, at the rate of ____% per annum, until the principal hereof is paid or made available for payment [If applicable insert -, and at the rate of ___% per annum on any overdue principal and premium and (to the extent that the payment of such interest shall be legally enforceable) on any overdue interest, from the dates such amounts are due until they are paid or made available for payment]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the _____________________________________or __________________________________
(whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.]

         [If the Security is not to bear interest prior to Maturity, insert - The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal and any overdue premium shall bear interest at the rate of ___% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of ___% per annum (to the extent that the payment of such interest shall be legally enforceable), from the date of such demand until the amount so demanded is paid or made available for payment. Interest on overdue interest shall also be payable on demand.]

         Payment of the principal of (and premium, if any) and [if applicable, insert-any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in _______________, or at the option of the Holder of this Security, at the office or agency of the Company in ______________, so long as the Company shall maintain an office in ________ for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the Trustee or Authenticating Agent hereon has executed the certificate of authentication by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                                                BOISE CASCADE
                                                OFFICE PRODUCTS CORPORATION

                                                By _____________________________
Attest:


________________________________


         203. Form of Reverse of Security. This Security is one of a duly authorized issue of Securities of the Company issued and to be issued in one or more series under an Indenture, dated as of March 31, 1998 (herein called the "Indenture"), between the Company and U.S. Bank Trust National Association, as Trustee (herein called the "Trustee" which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, [limited in aggregate principal amount to $_______, except as otherwise provided in the Indenture].

         [If applicable, insert - The Securities of this series are subject to redemption upon not less than 30 days' prior notice by mail, [if applicable, insert - (1) on ________ in any year commencing with the year ____and ending with the year ________ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [on or after 19___ ], as a whole or from time to time in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [on or before _____________, _____% and if redeemed] during the 12-month period beginning _____________ of the years indicated,

YEAR               REDEMPTION PRICE    YEAR                    REDEMPTION PRICE
----               ----------------    ----                    ----------------



and thereafter at a Redemption Price equal to 100% of the principal amount, together with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

         [If applicable, insert -The Securities of this series are subject to redemption upon not less than 30 days' prior notice by mail, (1) on __________ in any year commencing with the year _____ and ending with the year __________ _______through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after _____________ ], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning ____________of the years indicated,

                      REDEMPTION PRICE                  REDEMPTION PRICE FOR
                      FOR REDEMPTION                    REDEMPTION OTHERWISE
                      THROUGH OPERATION OF              THAN THROUGH OPERATION
YEAR                  THE SINKING FUND                  OF THE SINKING FUND
----                  --------------------              ----------------------






and thereafter at a Redemption Price equal to 100% of the principal amount, with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

         [Notwithstanding the foregoing, the Company may not, prior to ________, redeem any Securities of this series as contemplated by [Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than ___% per annum.]

         [The sinking fund for this series provides for the redemption on ______ ______ in each year beginning with the year ____________ and ending with the year _______ of [not less than] $ __________ [("mandatory sinking fund") and not more than $______________] aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Company other than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made in the inverse order in which they become due.]

         [In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

         [The Indenture contains provisions for defeasance at any time of [the entire indebtedness of this Security] [or] [certain restrictive covenants and Events of Default with respect to this Security] [, in each case] upon compliance with certain conditions set forth in the Indenture.]

         [If the Security is not an Original Issue Discount Security, - If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

         [If the Security, is an Original Issue Discount Security, - If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to - insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the time, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any Place of Payment duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar, duly executed by the Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities of this series are issuable only in registered form in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         204. Form of Trustee's Certificate of Authentication. This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

                                         U.S. BANK TRUST
                                         NATIONAL ASSOCIATION, as Trustee

                                         By ___________________________________
                                                     Authorized Officer

         205. Form of Legend for Global Securities. Unless otherwise specified as contemplated by Section 301 for the Securities evidenced thereby, every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITORY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

                                  ARTICLE THREE
                                 THE SECURITIES

         301. Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution and, subject to Section 303, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

              (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities of any other series);

              (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 304, 305, 306, 906 or 1107, and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

              (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

              (4) the date or dates on which the principal of any Securities of the series is payable;

              (5) the rate or rates at which any Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date;

              (6) the place or places where the principal of and any premium and interest on Securities of the series shall be payable;

              (7) the price or prices at which, the period or periods within which and the terms and conditions upon which any Securities of the series may be redeemed, in whole or in part, at the option of the Company, and, if other than by a Board Resolution, the manner in which any election by the Company to redeem the Securities shall be evidenced;

              (8) the obligation, if any, of the Company to redeem or purchase any Securities of the series pursuant to any sinking fund or analogous provision or at the option of the Holder thereof and the price or prices at which, the period or periods within which and the terms and conditions upon which any Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

              (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which any Securities of the series shall be issuable;

              (10) if the amount of principal of or any premium or interest on any Securities of the series may be determined with reference to an index or pursuant to a formula, the manner in which such amounts shall be determined;

              (11) if other than the currency of the United States of America the currency, currencies or currency units in which the principal of or any premium or interest on any Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of

         America for any purpose, including for purposes of the definition of "Outstanding" in Section 101;

              (12) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or the Holder thereof, in one or more currencies or currency units other than those in which such Securities are stated to be payable, the currency, currencies or currency units in which the principal of or any premium or interest on such Securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

              (13) if other than the entire principal amount thereof, the portion of the principal amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

              (14) if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purposes thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

              (15) if applicable, that the Securities of the series, in whole or any specified part, shall be defeasible pursuant to Section 402 and, if other than by a Board Resolution, the manner in which any election by the Company to defease such Securities shall be evidenced;

              (16) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, the form of any legend or legends which any such Global Security shall bear in addition to or in lieu of that set forth in Section 205 and any circumstances in addition to or in lieu of those set forth in Clause (2) of the last paragraph of Section 305 in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depository for such Global Security or a nominee thereof;

              (17) any addition to or change in the Events of Default which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 502;

                  (18) any addition to or change in the covenants set forth in Article Ten which applies to Securities of the series; and

                  (19) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 901(5)).

         All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in an Officers' Certificate or in any such indenture supplemental hereto.

         If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the initial authentication of Securities of that series.

         302. Denominations. The Securities of each series shall be issuable in registered form in such denominations as shall be specified as contemplated by
Section 301(9). In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

         303. Execution, Authentication, Delivery and Dating. The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established by or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

              (a) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture,

              (b) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture; and

              (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

         Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

         Each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee or Authenticating Agent by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture, such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

         304. Temporary Securities. Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

         If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

         305. Registration of Transfer and Exchange. The Company shall cause to be kept a register (referred to herein as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities.

         The Company initially shall act as "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided. If at any time the Company shall determine not to act as Security Registrar or shall fail to maintain a Security Register, the Company agrees to notify the Trustee in writing of such fact and hereby appoints the Trustee as its agent to maintain a Security Register and to act as Security Registrar. At all reasonable times, the Security Register shall be open for inspection by the Trustee.

         Upon surrender for registration of transfer of any Security of any series at the office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Trustee or Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount.

         At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee or Authenticating Agent shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Security Registrar or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Sections 304, 906 or 1107 not involving any transfer.

         If the Securities of any series (or of any series and specified tenor) are to be redeemed in part, the Company shall not be required (i) to issue, register the transfer of or exchange any Securities of that series (or of that series and specified tenor, as the case may be) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

         The provisions of Clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

         (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depository designated for such Global Security or a nominee thereof and delivered to such Depository or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

         (2) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depository for such Global Security or a nominee thereof unless (A) such Depository (i) has notified the Company that it is unwilling or unable to continue as Depository for such Global Security or (ii) has ceased to be a clearing agency registered under the Exchange Act, (B) there shall have occurred and be continuing an Event of Default with respect to such Global Security, or (C) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by Section 301.

         (3) Subject to Clause (2) above, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depository for such Global Security shall direct.

         (4) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section, Sections 304, 306, 906 or 1107 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depository for such Global Security or a nominee thereof.

         306. Mutilated, Destroyed, Lost and Stolen Securities. In exchange for any mutilated Security surrendered to the Trustee or the Company, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding shall be executed, authenticated and delivered.

         If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company may execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or will become due and payable within 30 days, the Company in its discretion may, instead of issuing a new Security, pay such Security, such payment to be made on the due date of such Security.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith.

         Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         307. Payment of Interest; Interest Rights Preserved. Except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

         Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date ("Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

              (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the Payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed to each Holder of Securities of such series in accordance with the provisions of Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

              (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         308. Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         No holder of any beneficial interest in any Global Security held on its behalf by a Depository shall have any rights under this Indenture with respect to such Global Security, and the Depository shall be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such Global Security for all purposes whatsoever.

         309. Cancellation. All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Security Registrar, be delivered to the Security Registrar and shall be promptly canceled by it. The Company may at any time deliver to the Security Registrar, or if the Company is acting in such capacity to the Trustee or the Authenticating Agent, for cancellation any Securities previously authenticated which the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Security Registrar. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Security Registrar shall be disposed of as directed by a Company Order.

         310. Computation of Interest. Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                                  ARTICLE FOUR
                           SATISFACTION AND DISCHARGE

         401. Satisfaction and Discharge of Indenture and Securities. This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities and of compensation and indemnity to the Trustee herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

                  (1)      either

                           (A) all Securities of such series theretofore
                  authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                           (B) all such Securities not theretofore delivered to
                  the Trustee for cancellation (i) have become due and payable, or (ii) will become due and payable at their Stated Maturity within one year, or (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for that purpose money in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614, and if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 404 and the last paragraph of Section 1003 shall survive.

         402. Covenant Defeasance. The Company may, except as otherwise specified pursuant to Section 301, omit to comply with Section 301, Section 304,
Section 801 (except paragraph (1)), and Sections 1004 through 1006, inclusive, of this Indenture and paragraphs (4) and (5) of Section 501 of this Indenture shall not apply, as all of such provisions relate to Securities of any series, so long as the Securities of such series remain Outstanding and, thereafter, all provisions of this Indenture in respect of such Securities shall no longer be in effect except the Company's and the Trustee's rights and obligations under Sections 403, 603, 607, and 1003, and the Trustee, at the expense of the Company shall, upon Company Request, execute proper instruments acknowledging the same if the Company has satisfied the conditions set forth in Section 404.

         403. Defeasance and Discharge. Upon the Company's exercise of its option (if any) to apply this Section to any Securities or any series of Securities, as the case may be, the Company shall be deemed to have been discharged from its obligations with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 404 are satisfied (herein called "Defeasance"). For this purpose, Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder:

         (1) the rights of Holders of such Securities to receive, solely from the trust fund described and as set forth in Section 404, payments in repsect of the principal of and any premium and interest on such Securities when payments are due,

         (2) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002, and 1003,

         (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder, and

         (4) this Article.

         Subject to compliance with this Article, the Company may exercise its option (if any) to apply this Section to any Securities notwithstanding the prior exercise of its option (if any) to apply Section 402 to such Securities.

         404. Conditions to Defeasance. Following are the conditions to the application of Section 402 or 403 to any Securities or any series of Securities, as the case may be:

              (1) The Company has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide on or before the due date of any payment money in an amount, or (C) a combination thereof, sufficient, after payment, based on then applicable law, of all Federal, state, and local taxes in respect thereof payable, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge (i) the principal of (and premium, if any) on such Securities on the Stated Maturities, in accordance with the terms of such Securities and this Indenture.

              (2) If the Company elects to have Section 402 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit and covenant defeasance to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and covenant defeasance were not to occur.

              (3) If the Company elects to have Section 403 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel stating that
         (A) the Company has received from or there has been published by the Internal Revenue Service a ruling or (B) since the date of this instrument, there has been a change in the applicable Federal income tax law, in either case to the effect that, an based thereon such opinion shall confirm that, the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

              (4) The Company shall have delivered to the Trustee an Officer's Certificate to the effect that neither such Securities nor any other Securities of the same series, if then listed on any securities exchange, will be delisted as a result of such deposit.

              (5) No Event of Default or event which with notice or lapse of time would become an Event of Default with respect to such Securities or any other Securities shall have occurred and be continuing on the date of such deposit.

              (6) Such Defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act).

              (7) Such Defeasance or covenant defeasance will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound.

              (8) The Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the defeasance contemplated by this Section have been complied with.

         405. Application of Trust Money; Indemnification. (a) Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations deposited with the Trustee pursuant to Section 401 or 402 and all money received by the Trustee in respect of U.S. Government Obligations deposited with the Trustee, shall be held in trust and applied by it, in accordance with the provisions of the Securities of the respective series for which such deposit was made and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Person entitled thereto, of the principal and any premium and interest for whose payment such money and U.S. Government Obligations have been deposited with or received by the Trustee.

         (b) The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against U.S. Government Obligations deposited pursuant to Section 401 or 402 or the interest and principal received in respect of such obligations, other than any such tax, fee or other charge payable by or on behalf of Holders. The Company shall be entitled to prompt notice of an assessment or the commencement of any proceeding for which indemnification may be sought under this Section 403 and, at its election, to contest such assessment or to participate in, assume the defense of, or settle such proceeding.

         (c) The Trustee shall deliver or pay to the Company from time to time upon Company Request any U.S. Government Obligations or money held by it as provided in Section 401 or 402 which, in the written opinion of a nationally-recognized firm of independent public accountants delivered to the Trustee, are then in excess of the amount which then would have been required to be deposited for the purpose for which such obligations or money were deposited or received.

                                  ARTICLE FIVE
                                    REMEDIES

         501. Events of Default. "Event of Default," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree, or order of any court or any order, rule, or regulation of any administrative or governmental body):

              (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

              (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

              (3) default in the deposit of any sinking fund payment, when and as due by the terms of Security of that series; or

              (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in the Indenture solely for the benefit of a series of Securities other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

              (5) a default under any bond, debenture, note, or other evidence of indebtedness for money borrowed by the Company (including a default with respect to Securities of any series other than that series) or under any mortgage, indenture (including this Indenture) or instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $5,000,000 of the Company, whether such indebtedness now exists or shall hereafter be created, which default shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, and such acceleration shall not be rescinded or annulled, or such indebtedness discharged, within a period of ten days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default and requiring the Company to cause such acceleration to be rescinded or annulled or to cause such indebtedness to be discharged and stating that such notice is a "Notice of Default" hereunder; provided, however, that subject to the provisions of Sections 601 and 602, the Trustee shall not be deemed to have knowledge of such default unless either (A) a Responsible Officer of the Trustee shall have actual knowledge of such default or (B) the Trustee shall have received written notice thereof from the Company, from any Holder, from the holder of any such indebtedness or from the trustee under any such mortgage, indenture, or other instrument; and provided, further, that if such event of default under such mortgage, indenture, or instrument shall be remedied or cured by the Company or waived pursuant to such mortgage, indenture, or instrument, then, unless the maturity of the Securities shall have been accelerated as provided herein, the Event of Default hereunder shall be deemed likewise to have been thereupon remedied, cured, or waived without further action upon the part of either the Trustee or the Holders; or

              (6) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Company under applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

              (7) the institution by the Company of voluntary proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated bankrupt, or the taking of corporate action by the Company in furtherance of any such action; or

              (8) any other Event of Default provided with respect to Securities of that series.

         502. Acceleration of Maturity; Rescission and Annulment. If an Event of Default described in Section 501(1), (2), or (8) with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount of the Outstanding Securities of that series (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declarations such principal amount (or specified amount) shall become immediately due and payable.

         If an Event of Default described in Section 501(3), (4), (5), (6), or
(7) occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal amount (or, if any of the Outstanding Securities are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of those Original Issue Discount Securities) of all of the Outstanding Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

         At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided, in this Article the Holders of a majority in principal amount of all Outstanding Securities or of the Outstanding Securities of that series, as the case may be, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

              (1) the Company has paid or deposited with the Trustee a sum sufficient to pay:

                  (A) all overdue interest on all Securities of that series;

                  (B) the principal of (and premium, if any, on) any Securities of that series which have become due other than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities;

                  (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate prescribed therefor in such Securities; and

                  (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements, and advances of the Trustee, its agents, and counsel; and

              (2) all Events of Default with respect to Securities of that series, other than the nonpayment of the principal of Securities of that series which has become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

         No such rescission shall affect any subsequent default or impair any right consequent thereon.

         503. Collection of Indebtedness and Suits for Enforcement by Trustee. The Company covenants that if

              (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days; or

              (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements, and advances of the Trustee, its agents, and counsel.

         If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         504. Trustee May File Proofs of Claim. In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator, or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements, and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment, or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however that the Trustee may, on behalf of the Holders vote for the election of a trustee in bankruptcy or other similar official and be a member of a creditors' or other similar committee.

         505. Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements, and advances of the Trustee, its agents, and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

         506. Application of Money Collected. Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

              FIRST: To the payment of all amounts due the Trustee under Section 607;

              SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

              THIRD: The balance, if any, to the Person or Persons entitled thereto.

         507. Limitation on Suits. No Holder of any Security of any series shall have any right to institute a proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:


              (1) an Event of Default shall have occurred and be continuing and such Holder has previously given written notice to the Trustee of such continuing Event of Default with respect to the Securities of that series;

              (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

              (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses, and liabilities to be incurred in compliance with such request;

              (4) the Trustee for 60 days after its receipt of such notice, request, and offer of indemnity has failed to institute such proceeding; and

              (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series.

         It is understood and intended that no one or more Holders of any series of Securities shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to affect, disturb, or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

         508. Unconditional Right of Holders to Receive Principal, Premium, and Interest. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption
Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

         509. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee, and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

         510. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost, or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         511. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

         512. Control by Holders. The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series; provided that

              (1) such direction shall not be in conflict with any rule of law or with this Indenture,

              (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

         513. Waiver of Past Defaults. The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

              (1) in the payment of the principal of (or premium, if any) or interest on any Security of such series, or

              (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         514. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered, or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may in its discretion assess reasonable costs against any party litigant in such suit, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company.

         515. Waiver of Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay, or impede the execution of any power herein granted to the trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.

                                   ARTICLE SIX
                                   THE TRUSTEE

         601. Certain Duties and Responsibilities. The duties and responsibilities of the trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

         602. Notice of Defaults. If a default occurs hereunder with respect to the Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that, in the case of any default specified in
Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term

"default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

         603. Certain Rights of Trustee. Subject to the provisions of Section
601:

              (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate or certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

              (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

              (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering, or omitting any action hereunder, the Trustee (unless other evidence is specifically prescribed herein) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

              (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered, or omitted by it hereunder in good faith and in reliance thereon;

              (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses, and liabilities which might be incurred by it in compliance with such request or direction;

              (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness, or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records, and premises of the Company, personally, or by agent or attorney; and

              (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

         604. Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

         605. May Hold Securities. The Trustee or any Affiliate thereof, any Authenticating Agent, any Paying Agent, any Security Registrar, or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar, or such other agent.

         606. Money Held in Trust. Money held by the Trustee or any Paying Agent in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee or any Paying Agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

         607.     Compensation and Reimbursement.  The Company agrees:

              (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

              (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursement, and advances incurred or made by the Trustee in performance of its duties under or with respect to this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement, or advance as may be attributable to its misconduct, bad faith, or negligence; and

              (3) to indemnify each of the Trustee, any predecessor trustee, or their agents for, and to hold each of them harmless against, any loss, liability, or expense incurred without negligence or bad faith on the part of the person seeking such indemnity and arising out of or in connection with the acceptance or administration of the trust or trusts or the performance of their duties hereunder, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder.

         608. Conflicting Interests. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such conflicting interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series.

         609. Corporate Trustee Required, Eligibility. There shall at all times be one and only one Trustee hereunder with respect to the Securities of each series, which may be Trustee hereunder for Securities of one or more other series. Each Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such, and has a combined capital and surplus of at least $100,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         610. Resignation and Removal; Appointment of Successor.

              (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

              (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

              (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

              (d) If at any time:

                  (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation, or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee, and the appointment of a successor Trustee or Trustees.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, subject to Section 514, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

         611. Acceptance of Appointment by Successor. In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor

Trustee so appointed shall execute, acknowledge, and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed, or conveyance, shall become vested with all the rights, powers, trusts, and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers, and trusts of the retiring Trustee and shall duly assign, transfer, and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

         In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts, and duties of the retiring Trustee with respect to the Securities of that or those series to which the Appointment of such successor Trustee relates,
(ii) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates (except for the retiring Trustee's rights of indemnity and compensation, which shall survive); but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

         Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers, and trusts referred to in the first or second preceding paragraph, as the case may be.


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

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

         612. Merger, Conversion, Consolidation, or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion, or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion, or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

         613. Preferential Collection of Claims Against Company. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

         614. Appointment of Authenticating Agent. The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer, or partial redemption thereof or pursuant to Section
306. Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. The Trustee hereby initially appoints U.S. Bank, National Association as an Authenticating Agent in Boise, Idaho. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any state thereof, or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal, state, or District of Columbia authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this

Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion, or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 106 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Company (or its agents) agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

         While an appointment with respect to one or more series is in effect pursuant to this Section, the Securities of such series may have endorsed thereon an alternate certificate of authentication in the following form:

         This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

U.S. Bank Trust                                     ___________________________
National Association, as Trustee                     As Authenticating Agent
                                                     for the Trustee

                                       OR

By _________________________                         By ________________________
Authorized Officer                                   Authorized Officer

                                  ARTICLE SEVEN
                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

         701. Company to Furnish Trustee Names and Addresses of Holders. The Company will furnish or cause to be furnished to the Trustee:

              (a) semiannually, not later than ______ and ________ in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of the Securities as of the preceding ___________ or _____________, as the case may be, and

              (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar, if so acting.

         702. Preservation of Information; Communications to Holders.

              (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of each series of Securities contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

              (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

              (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders made pursuant to the Trust Indenture Act.

         703. Reports by Trustee.

              (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

              (b) Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted no later than July 15 in each calendar year, commencing in 1999.

              (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

         704. Reports by Company. The Company shall file with the Trustee and with the Commission, and transmit to Holders, such information, documents, and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission

                                  ARTICLE EIGHT
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

         801. Company May Consolidate, etc., Only on Certain Terms. The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person unless:

              (1) the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer, or lease the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust organized and validly existing under the laws of the United States of America, any state thereof, or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any, on) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

              (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing;

              (3) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Company would become subject to a Mortgage or other encumbrance which would not be permitted by this Indenture, the Company or such successor Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) all indebtedness secured thereby; and

              (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer, or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

         802. Successor Corporation Substituted. Upon any consolidation or merger of the Company with or into any other Person, or any conveyance, transfer or lease of the Company's properties and assets substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein; and thereafter, except in the case of a lease, the Predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                  ARTICLE NINE
                             SUPPLEMENTAL INDENTURES

         901. Supplemental Indentures Without Consent of Holders. Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto for any of the following purposes:

              (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

              (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

              (3) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such Events of Default are applicable to less than all series of Securities, stating that such Events of Default are applicable solely to such series); or

              (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

              (5) to add to, change or eliminate any of the provisions of the Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (A) shall neither (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision, nor (ii) modify the rights of the Holder of any such Security with respect to such provision, or (B) shall become effective only when there is no such Security Outstanding; or

              (6) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

              (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611; or

              (8) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect, as conclusively evidenced by an Opinion of Counsel to such effect.

         902. Supplemental Indentures with Consent of Holders. With the consent of the Holders of not less than 66 2/3% in aggregate principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

              (1) change the Stated Maturity of the principal of, or any installment of the principal of or interest on any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or

              (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

              (3) modify any of the provisions of this Section or Sections 513 or 1008, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and
         Section 1008, or the deletion of this proviso, in accordance with the requirements of Sections 611 and 901(8).

         A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         903. Execution of Supplemental Indentures. In executing, or accepting the additional rules created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, or immunities under this Indenture or otherwise.

         904. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this

Indenture for all purposes; and every Holder of Securities of each series affected thereby theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         905. Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

         906. Reference in Securities to Supplemental Indentures. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                   ARTICLE TEN
                                    COVENANTS

         1001. Payment of Principal, Premium, and Interest. The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

         1002. Maintenance of Office or Agency. The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location and any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices, and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices, and demands.

         The Company may also from time to time designate one or more other offices or agencies in or outside any Place of Payment where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby initially designates its Shareholder Services office in Boise, Idaho, as such an office.

         1003. Money for Securities Payments to be Held in Trust. If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its failure so to act.

         Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held in trust as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its failure so to act.

         The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

              (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent, and

              (2) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent for payment in respect of the Securities of that series.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for three years after such principal

(and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease, provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

         1004. Restrictions on Secured Debt. The Company will not itself, and will not permit any Restricted Subsidiary to, incur, issue, assume, or guarantee any loans, whether or not evidenced by negotiable instruments or securities, or any notes, bonds, debentures, or other similar evidences of indebtedness for money borrowed (loans and notes, bonds, debentures, or other similar evidences of indebtedness for money borrowed being called "Debt"), secured after the date hereof by pledge of, or mortgage or lien on, any Principal Property of the Company or any Restricted Subsidiary or any shares of stock of or Debt of any Restricted Subsidiary (mortgages, pledges, and liens being called "Mortgage" or "Mortgages" and any such Debt so secured being called "Secured Debt"), without effectively providing that the Securities (together with, if the Company shall so determine, any other Debt of the Company or such Restricted Subsidiary then existing or thereafter created which is not subordinate to the Securities) shall be secured equally and ratably with (or, at the option of the Company, prior to) such Secured Debt, so long as such Secured Debt shall be so secured, unless after giving effect thereto, the aggregate amount of all such Secured Debt plus all Attributable Debt of the Company and its Restricted Subsidiaries with respect to sale and leaseback transactions to which Section 1005 is applicable would not exceed 10% of Consolidated Net Tangible Assets; provided, however, that this Section 1004 shall not apply to, and there shall be excluded from Secured Debt in any computation under this Section 1004, Debt secured by:

              (1) Mortgages on property of, or an any shares of stock of or Debt of, any corporation existing at the time such corporation becomes a Restricted Subsidiary and not created in contemplation of such event;

              (2) Mortgages in favor of the Company or any Restricted
         Subsidiary;

              (3) Mortgages on any asset of any Person existing at the time such Person is merged or consolidated with or into the Company or a Restricted Subsidiary and not created in contemplation of such event;

              (4) Mortgages existing on any asset prior to the acquisition thereof by the Company or a Restricted Subsidiary and not created in contemplation of such event;

              (5) Mortgages on property, shares of stock, or Debt existing at the time of acquisition thereof (including acquisition through merger or consolidation) or to secure the payment of all or any part of the purchase price thereof or construction thereon or to secure any Debt incurred prior to, at the time of, or within 90 days after the later of the acquisition of such property, shares of stock or debt or the completion of construction as evidenced by receipt of an occupancy certificate, for the purpose of financing all or any part of the purchase price thereof or construction thereon;

              (6) Mortgages securing obligations issued by a state, territory, or possession of the United States, or any political subdivision of any of the foregoing or the District of Columbia, to finance the acquisition or construction of property, and on which the interest is not, in the opinion of tax counsel of recognized standing or in accordance with a ruling issued by the Internal Revenue Service, includible in gross income of the holder by reason of Section 103(a)(1) of the Internal Revenue Code (or any successor to such provision) as in effect at the time of the issuance of such obligations;

              (7) Any extension, renewal, or replacement (or successive extensions, renewals, or replacements), as a whole or in part, of any Mortgage referred to in the foregoing clauses (1) to (6), inclusive; provided, however, that such extension, renewal, or replacement Mortgage shall be limited to all or part of the same property, shares of stock or Debt that secured the Mortgage extended, renewed, or replaced (plus improvements on such property).

         1005. Restriction on Sales and Leasebacks. The Company will not itself, and will not permit any Restricted Subsidiary to, enter into any transaction after the date hereof with any bank, insurance company, or other investor, or to which any such bank, company, lender, or investor is a party, providing for the leasing by the Company or Restricted Subsidiary of any Principal Property which has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such bank, company, lender, or investor, or to any person to whom funds have been or are to be advanced by such bank, company, lender, or investor on the security of such Principal Property (herein referred to as a "sale and leaseback transaction") unless, at the time of such transaction and after giving effect thereto, the aggregate amount of all Attributable Debt with respect to such transactions plus all Secured Debt to which Section 1004 is applicable would not exceed 10% of Consolidated Net Tangible Assets. This covenant shall not apply to, and there shall be excluded from Attributable Debt in any computation under this Section 1005, Attributable Debt with respect to any sale and leaseback transaction if:

              (1) the lease in such sale and leaseback transaction is for a period, including renewal rights, of not in excess of three years, or

              (2) the Company or a Restricted Subsidiary, within 180 days after the sale or transfer shall have been made by the Company or by a Restricted Subsidiary, applies an amount not less than the greater of the net proceeds of the sale of the Principal Property leased pursuant to such arrangement or the fair market value of the Principal Property so leased at the time of entering into such arrangement (as determined in any manner approved by the Board of Directors of the Company) to:

                  (a) the retirement of Funded Debt of the Company ranking on a parity with or senior to the Securities or the retirement of Funded Debt of a Restricted Subsidiary; provided, however, that the amount to be applied to the retirement of such Funded Debt of the Company or a Restricted Subsidiary shall be reduced by (x) the principal amount of any Securities (or other notes or debentures constituting such funded
         Debt) delivered within such 180-day period to the Trustee or other applicable trustee for retirement and cancellation and (y) the principal amount of such Funded Debt, other than items referred to in the preceding clause (x), voluntarily retired by the Company or a Restricted Subsidiary within 180 days after such sale; and provided, further, that, notwithstanding the foregoing, no retirement referred to in this clause (a) may be effected by payment at maturity or pursuant to any mandatory sinking fund payment or any mandatory prepayment provision, or

                  (b) the purchase of other property which will constitute Principal Property having a fair market value, in the opinion of the Board of Directors of the Company, at least equal to the fair market value of the Principal Property leased in such sale and leaseback transaction, or

              (3) such sale and leaseback transaction is entered into prior to, at the time of, or within 90 days after the later of the acquisition of the Principal Property or the completion of construction as evidenced by receipt of an occupancy certificate thereon, or

              (4) the lease in such sale and leaseback transaction secures or relates to obligations issued by a state, territory, possession of the United States, or any political subdivision of any of the foregoing, or the District of Columbia, to finance the acquisition or construction of property, and on which the interest is not, in the opinion of tax counsel of recognized standing or in accordance with a ruling issued by the Internal Revenue Service, includible in gross income of the Holder by reason of Section 103(a)(1) of the Internal Revenue Code (or any successor to such provision) as in effect at the time of the issuance of such obligations, or

              (5) such sale and leaseback transaction is entered into between the Company and a Restricted Subsidiary or between Restricted Subsidiaries.

         1006. Statement as to Compliance. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, an Officers' Certificate stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture, and, if the Company shall be in default, specifying all such defaults and the nature and status thereof.

         1007. Corporate Existence. Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

         1008. Waiver of Certain Covenants. The Company may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision, or condition set forth in Sections 1002 to 1006, inclusive, with respect to the Securities of any series, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision, or condition, but no such waiver shall extend to or affect such term, provision, or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision, or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN
                            REDEMPTION OF SECURITIES

         1101. Applicability of Article. Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated in Section 301 for Securities of any series) in accordance with this Article.

         1102. Election to Redeem; Notice to Trustee. The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 301 for such Securities. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 35 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee for its administrative convenience), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed, and if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

         1103. Selection of Securities to be Redeemed. If less than all the Securities of any series are to be redeemed (unless all the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee or the Security Registrar with the approval of the Trustee, from the Outstanding Securities of such series not previously called for redemption at random, pro rata, by such method as the Trustee or the Security Registrar shall deem customary within the industry, and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series. If less than all the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee or the Security Registrar with the approval of the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

         The party selecting the Securities to be redeemed shall promptly notify the parties to the Indenture in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

         1104. Notice of Redemption. Notice of redemption shall be given by first-class mail, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his or her address appearing in the Security Register.

         All notices of redemption shall state:

              (1) the Redemption Date,

              (2) the Redemption price and accrued interest, if any, to the Redemption Date,

              (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed, and, if less than all the Outstanding Securities of any series consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed,

              (4) that on the Redemption Date, the Redemption Price and accrued interest will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

              (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price and accrued interest, and

              (6) that the redemption is for a sinking fund, if such is the case.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

         Any notice which is mailed in the manner herein provided shall be presumed conclusively to have been duly given, whether or not the Holder receives such notice; and failure duly to give such notice by mail, or any defect in such notice, to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

         1105. Deposit of Redemption Price. Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, hold in trust as provided in Section
1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

         1106. Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified plus accrued interest, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 301, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Date or Special Record Date according to their terms and the provisions of Section 307.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

         1107. Securities Redeemed in Part. Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.



                                 ARTICLE TWELVE
                                  SINKING FUNDS

         1201. Applicability of Article. The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

         The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

         1202. Satisfaction of Sinking Fund Payments with Securities. The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such

Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

         1203. Redemption of Securities for Sinking Fund. Not less than 90 days prior to each sinking fund payment date for any series of Securities, the company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202 and will also deliver to the Trustee any Securities to be so delivered. Not less than 60 days before each such sinking fund payment date the Trustee shall select or cause to be selected the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and not less than 30 days before each sinking fund payment date cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

* * *

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                                  BOISE CASCADE
                                                  OFFICE PRODUCTS CORPORATION


                                                  By /s/ A. James Balkins III
                                                     -------------------------
                                                           Treasurer
[SEAL]
Attest:

/s/ Matthew R. Broad
----------------------
  Assistant Secretary

                                                  U.S. BANK TRUST
                                                  NATIONAL ASSOCIATION


                                                  By /s/ Catherine F. Donohue
                                                     -------------------------
                                                          Vice President
[SEAL]
Attest:

/s/ G. Barris
----------------------
  Assistant Secretary

STATE OF IDAHO    )
                  ) ss.:
COUNTY OF ADA     )

         On the 31st day of March 1998, before me personally came
A. James Balkins III, to me known, who, being by me duly sworn, did depose and say that he is Treasurer of Boise Cascade
Office Products Corporation, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                        Jan Michaelson
                                        Notary Public
                                        State of Idaho
                                        My Commission Expires 7-9-98



STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )

         On the 31st day of March 1998, before me personally came
Catherine F. Donohue, Vice President, to me known, who, being by me duly sworn, did depose and say that he is Vice President of U.S. Bank Trust National Association, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                        Janet P. O'Hara
                                        Notary Public
                                        State of New York
                                        My Commission Expires 11/3/99